SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)2))

[ ]  Definitive Information Statement

                               GROWTH MERGERS INC.
             (Exact name of registrant as specified in its charter)

 Nevada                                                      88-0488069
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification no.)

                         6075 South Eastern Ave. Suite 1
                            Las Vegas, NV 89119-3146

                            1901 - 1188 Quebec Street
                   Vancouver, British Columbia, Canada V6A 4B
                            Telephone (604) 780-5654
          (Address and telephone number of principal executive offices)

                                  With copy to:
                                  Clark, Wilson
                             Barristers & Solicitors
                           800-885 West Georgia Street
                   Vancouver, British Columbia, Canada V6C 3H1
                       Tel: 604-891-7715 Fax: 604-687-6314
           (Name, address and telephone number for Agent for Service)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.   Title of each class of securities to which transaction applies:
2.   Aggregate number of securities to which transaction applies:
3. Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.   Proposed maximum aggregate value of transaction:
5.   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:
2.   Form Schedule or Registration Statement No.:
3.   Filing Party:
4.   Date Filed:

                       SCHEDULE 14C INFORMATION STATEMENT
                           Pursuant to Regulation 14C
               of the Securities Exchange Act of 1934, as amended

                              Growth Mergers, Inc.
                         6075 South Eastern Ave. Suite 1
                            Las Vegas, NV 89119-3146

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Growth Mergers, Inc., a Nevada corporation, to holders of record of our common stock (the "Common Stock") at the close of business on December 4, 2002 (the "Record Date"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The purpose of this Information Statement is to inform our stockholders of a pending distribution by way of a dividend of substantially all of our corporation's assets, being 11,673,500 shares of common stock (the "Spin-off Shares") in the capital of Winmark Enterprises Inc., formerly Adult Mergers, Inc. All of our stockholders of record as of the Record Date (the "Stockholders of Record") will be entitled to participate in such dividend.

On December 4, 2002, our Board of Directors unanimously adopted a resolution authorizing the distribution of the Spin-off Shares by way of a dividend to our Stockholders of Record. As required under applicable Nevada corporate laws, our Board of Directors thereafter sought, and received by way of written consents executed and delivered by Stockholders of Record holding a majority of the outstanding shares of our Common Stock, stockholder approval of the disposition of substantially all of our corporation's assets in the manner contemplated by the resolution of our Board of Directors. As mandated by Exchange Act Rule 14c-2, the distribution of the Spin-off Shares will not take place and become effective for at least twenty (20) days after the filing and mailing of this Information Statement. It is anticipated that such distribution will occur immediately following the expiration of such twenty-day period.

The entire cost of furnishing this Information Statement will be borne by our corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

Our Board of Directors has fixed the close of business on December 4, 2002 as the Record Date for the determination of Stockholders of Record who are entitled to receive this Information Statement. There were 11,673,500 shares of Common Stock issued and outstanding on the Record Date. Our corporation anticipates that this Information Statement will be mailed on or about December 20, 2002 to all Stockholders of Record.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY  STATEMENT,  BUT
RATHER  AN  INFORMATION   STATEMENT  DESIGNED  TO  INFORM  YOU  OF  THE  PENDING
DISTRIBUTION OF OUR CORPORATION'S ASSETS BY WAY OF A DIVIDEND.

(begin boldface)
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

DISTRIBUTION OF THE SPIN-OFF SHARES BY WAY OF A DIVIDEND
(end boldface)

OVERVIEW
--------

On December 4, 2002, our Board of Directors unanimously approved the distribution of the Spin-off Shares by way of a dividend to our Stockholders of Record. The Spin-off Shares will be distributed to our Stockholders of Record on a pro-rata basis calculated in accordance with their ownership of the Common





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SCHEDULE  14C                 GROWTH MERGERS, INC.                       Page 1

Stock in our corporation. Neither our corporation nor Winmark Enterprises Inc. shall receive any consideration for the distribution of the Spin-off Shares.

The Spin-off Shares represent all of the issued and outstanding shares of Winmark Enterprises Inc. Winmark Enterprises Inc. was incorporated under the name of Adult Mergers, Inc. in the State of Nevada on March 8, 2001 as a wholly-owned subsidiary of our corporation. Winmark Enterprises Inc. is authorized to issue 25,000,000 shares of common stock with a par value of $0.001 per share. Our corporation first subscribed for 100 shares of common stock of Winmark Enterprises Inc. for consideration of $1.00 per share on March 20, 2001. On November 24, 2002, the Board of Directors of Winmark Enterprises Inc. approved a resolution to change its name from "Adult Mergers, Inc." to "Winmark Enterprises, Inc.". On November 30, 2002, Winmark Enterprises Inc. issued 11,673,400 shares of its common stock to our corporation in full payment and satisfaction of a loan then owed by Winmark Enterprises Inc. to our corporation in the amount of $117,000.00.


BUSINESS PURPOSE
----------------

As described in more detail below, Winmark Enterprises Inc. owns and operates online adult entertainment websites. Our corporation's Board of Directors believes that since the nature of Winmark Enterprises Inc.'s business is viewed by many potential strategic partners, consumers and investors to be offensive, our corporation's business and financing opportunities will be unduly constrained if it continues to maintain Winmark Enterprises Inc. as a subsidiary. Particularly, it will hinder our corporation's fund raising efforts for its new operating subsidiary, Jupiter Oil and Gas Inc., which was incorporated in the state of Nevada on November 30, 2002 and is in the process of negotiations to acquire an oil and gas claim. Accordingly, in order to make it possible for our corporation to pursue business opportunities outside the adult entertainment industry, our Board of Directors, in consultation with our corporation's senior management, determined that it would be in the best interests of our corporation to distribute the Spin-off Shares to our corporation's stockholders by way of dividend.


REQUIREMENT FOR STOCKHOLDER APPROVAL
------------------------------------

The Spin-off Shares represent substantially all of the assets of our corporation. As a result, our corporation is required under Section 78.565 of the Nevada Revised Statutes to obtain the approval of our stockholders before disposing of the Spin-off Shares. Section 78.565 of the Nevada Revised Statutes provides that such stockholder approval must be given by an affirmative vote of stockholders holding sufficient Common Stock entitling them to exercise at least a majority of the voting power at a stockholders' meeting called for that purpose. However, Section 78.320 of the Nevada Revised Statutes and our bylaws permit any action that is otherwise required or permitted to be taken at a meeting of stockholders to be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. On December 4, 2002, our corporation received written consents from the holders of a majority of the outstanding shares of our Common Stock approving the distribution of the Spin-off Shares by way of a dividend. As indicated above, it is anticipated that the distribution of the Spin-off Shares will take place and become effective immediately following the expiration of the twenty (20) day period mandated by Exchange Act Rule 14c-2.


EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS CONDITIONED ON
----------------------------------------------------------------------
RESTRICTIONS ON TRANSFERABILITY OF THE SPIN-OFF SHARES
------------------------------------------------------

In order to effect the distribution of the Spin-off Shares by way of a dividend in a manner that would be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), our Board of Directors unanimously approved a resolution authorizing our corporation to cause and direct Winmark Enterprises Inc. to:

     1. Amend its bylaws to augment an existing restriction on the transferability of the Spin-off Shares by prohibiting any transfer of the Spin-off Shares unless such transfer is effected pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the





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SCHEDULE  14C                 GROWTH MERGERS, INC.                       Page 2
          registration requirements of the Securities Act, and in each case only in accordance with applicable state securities laws;
     2. Imprint legends on certificates representing the Spin-Off Shares referring to such restrictions on transfer;
     3. If a third party stock transfer agent is appointed for the Spin-Off Shares, issue appropriate stop-transfer instructions to such stock transfer agent to ensure compliance with such restrictions on transfer; and
     4. Appoint an escrow agent to hold the Spin-off Shares until the Spin-off Shares have been registered for resale under the Securities Act.

The transferability of the Spin-off Shares is restricted under Section 10.3 of the Bylaws of Winmark Enterprises Inc., which provides as follows:

          "10.3   Limitation on Transfers of Stock
                  --------------------------------
          Shares cannot be transferred without the previous consent of the Directors expressed by resolution of the Board. The Directors are not required to give any reason for refusing to consent to a proposed transfer."

On December 5, 2002, the Board of Directors of Winmark Enterprises Inc. unanimously approved resolutions:

     1. authorizing the implementation of an additional restriction on the transferability of the Spin-off Shares by way of an amendment to the Bylaws of Winmark Enterprises Inc. as follows:

          "10.4   Further Limitation on Transfers of Stock
                  ----------------------------------------
          Notwithstanding anything to the contrary contained herein, no Shares may be transferred unless the transfer is effected pursuant to an effective registration statement under the Securities Act of 1933, as amended (the `Securities Act'), or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state securities laws."; and

     2. directing that the share certificates representing the Spin-off Shares be imprinted with the following restrictive legend, in addition to such other legends as may be required under applicable securities laws:

          (begin boldface)
          "NONE OF THE SECURITIES REPRESENTED BY THIS SHARE CERTIFICATE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE `1933 ACT'), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THE SECURITIES REPRESENTED BY THIS SHARE CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE CORPORATION'S BYLAWS."
          (end boldface)

BUSINESS OF WINMARK ENTERPRISES INC.
------------------------------------

GENERAL
-------

Winmark Enterprises Inc. owns and operates online adult entertainment websites such as www.insidedesire.com and www.insidehardcore.com. Winmark Enterprises Inc. commenced operations on October 19, 2001 with the launch of www.insidedesire.com. Winmark Enterprises Inc. registered the URL and contracted development of the site to Teleteria, Inc., a developer of turnkey adult sites based in Stamford, Connecticut. On January 17, 2002, Winmark Enterprises Inc. registered and launched a second website, www.insidehardcore.com, to the public. This website was developed in-house by Winmark Enterprises Inc., and the content was developed and provided by Teleteria, Inc.

Currently, Winmark Enterprises Inc. employs one full-time employee and three part-time employees to carry out the day-to-day activities of its business operations. The employees develop and market its websites and maintain all necessary records for business purposes.



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SCHEDULE  14C                 GROWTH MERGERS, INC.                       Page 3

The websites www.insidedesire.com and www.insidehardcore.com offer adult oriented services to a wide geographic and demographic customer base. Each customer must purchase a trial or monthly membership by using a credit card online, by authorizing Winmark Enterprises Inc. to debit the membership fee directly from the customer's bank account, or by calling a 1-900 number (in which case the membership fee is added to customer's telephone bill). Content on the websites is provided and managed by Teleteria, Inc. for a fee, and is updated monthly. Marketing and site maintenance is outsourced to a third party consultant. Winmark Enterprises Inc. has engaged a credit card processing service provider to provide it with all credit card and 1-900 processing services required to collect payments of membership fees.

As a part of Winmark Enterprises Inc.'s business plan, it may evaluate potential acquisitions of other businesses, products and technologies from time to time to enhance its present Internet adult entertainment presence. Winmark Enterprises Inc. plans to centralize its operations in Vancouver, British Columbia, Canada, because of its comparatively lower salary rates, available quality human resources and accessible top-of-the-line Internet services.


RISK FACTORS
------------

Stockholders of Record will not be required to pay any consideration for their pro rata allocation of the Spin-Off Shares. However, readers should be aware that an investment in Winmark Enterprises Inc.'s common stock involves a high degree of risk. The following factors concerning the business of Winmark Enterprises Inc. should be considered and readers are encouraged to consult independent advisors as to the technical, tax, business and legal considerations regarding an investment in shares of its common stock.

Winmark Enterprises Inc. has a limited operating history in an uncertain market.
--------------------------------------------------------------------------------

Winmark Enterprises Inc. has only commenced operation since October of 2001. Currently, Winmark Enterprises Inc. has two only operating websites. The first website was launched on October 19, 2001 and the second one on January 17, 2002. With only two functional websites, Winmark Enterprises Inc. may not establish a clientele that will make it profitable. Even though Winmark Enterprises Inc. owns another four URLs, they have not yet developed these URLs into fully functional websites. This limited operating history of Winmark Enterprises Inc. and the uncertain nature of its market make it difficult or impossible to predict future results of its operations.

Winmark Enterprises Inc.'s ability to continue as a going concern is in doubt.
------------------------------------------------------------------------------

Winmark Enterprises Inc. is a developmental stage company and has only generated little revenues from its business operations. Total revenue of Winmark Enterprises Inc. from its business operations for the fiscal year ended July 31, 2002 was $1,027. In contrast, the total expenses for Winmark Enterprises Inc. for the fiscal year ended July 31, 2002 was $1,041,000. Winmark Enterprises Inc. has been relying on its corporate parent, Growth Mergers, Inc., as its source of funds for its operations. Winmark Enterprises Inc. anticipates that it will continue to incur operating expenses, legal and accounting expenses, consulting fees and promotional expenses. These factors raise substantial doubt about its ability to continue as a going concern.

If Winmark Enterprises Inc. is not able to obtain future financing, when
------------------------------------------------------------------------
required, it might be forced to discontinue its business.
---------------------------------------------------------

Winmark Enterprises Inc. may need to raise additional funds in order to complete its infrastructure, identify and complete acquisitions and mergers of other adult entertainment entities, respond to competitive pressures, acquire complementary businesses or technologies or respond to unanticipated requirements. There can be no assurance that additional financing will be available when needed on terms favourable to it. There is no assurance that Winmark Enterprises Inc. will not incur debt in the future, that it will have sufficient funds to repay its indebtedness or that it will not default on its debt, jeopardizing its business viability. Furthermore, Winmark Enterprises Inc. may not be able to borrow or raise additional capital in the future to meet its needs or to otherwise provide the capital necessary to conduct business.




--------------------------------------------------------------------------------
SCHEDULE  14C                 GROWTH MERGERS, INC.                       Page 4

Winmark Enterprises Inc. has been unable to fund its operations with internally
-------------------------------------------------------------------------------
generated funds because its business has generated negative cash flow.
----------------------------------------------------------------------

Winmark Enterprises Inc. will need to generate funds internally or raise additional capital to fund its operations during the next 12 months or it will be unable to continue as a going concern. Winmark Enterprises Inc. has required and will continue to require substantial capital to fund its business operations. Winmark Enterprises Inc. expects to require additional funds to continue product development and marketing. Winmark Enterprises Inc. may obtain additional financing through private placements of debt or equity. If adequate funds are not available when required or on acceptable terms, Winmark Enterprises Inc. may be forced to delay, scale back, or eliminate its product development activities and sales and marketing efforts.

Because the sole director and officer of Winmark Enterprises Inc. is located in
-------------------------------------------------------------------------------
a non-U.S. Jurisdiction, investors may have no effective recourse against
-------------------------------------------------------------------------
management for misconduct and investors may not be able to enforce judgments and
--------------------------------------------------------------------------------
civil liabilities against its officer and director.
---------------------------------------------------

The sole director, President and Secretary of Winmark Enterprises Inc. is a resident of Canada, and a substantial portion of his assets are located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon the director and officer of Winmark Enterprises Inc. or to enforce against him judgments of courts of the United States based upon civil liability under the federal securities laws of the United States. There is doubt as to the enforceability in Canada against the director and officer who is not a resident of the United States, in original actions or in actions for enforcement of judgments of United States courts and of liabilities based solely upon the federal securities laws of the United States.

Because Winmark Enterprises Inc. faces intense competition an investment in
---------------------------------------------------------------------------
Winmark Enterprises Inc. is highly speculative.
-----------------------------------------------

The Internet adult entertainment industry involves rapid technological change and is characterized by intense and substantial competition. A number of the competitors of Winmark Enterprises Inc. are well established, substantially larger and have substantially greater market recognition, greater resources and broader distribution capabilities than Winmark Enterprises Inc. New competitors are continually emerging. Increased competition by existing and future competitors could materially and adversely affect the profitability of Winmark Enterprises Inc. Moreover, success of Winmark Enterprises Inc depends on maintaining a high quality of content. Competition for quality content in the adult entertainment industry is intense. The lack of availability of unique quality content could adversely affect its business. Many other adult entertainment providers may follow a business strategy similar to that of Winmark Enterprises Inc. and may compete directly with Winmark Enterprises Inc. for the same customers. These potential competitors may be able to respond more quickly to new or changing opportunities, technologies and customer requirements than Winmark Enterprises Inc. and may be able to undertake more extensive promotional activities, offer more attractive terms to customers and adopt more aggressive pricing policies than Winmark Enterprises Inc.

If the security systems of Winmark Enterprises Inc. are breached, or its systems
--------------------------------------------------------------------------------
are sabotaged, Winmark Enterprises Inc. would lose a substantial part of its
----------------------------------------------------------------------------
business.
---------

Winmark Enterprises Inc. intends to rely on encryption and other online security technology to effect secure transmission of confidential information over the Internet to and by its customers. This includes such sensitive information as customer credit card numbers and bank account information. Advances in computer capabilities, including new discoveries in the field of cryptography, may result in a compromise or breach of its security technologies. Any such compromise of the security available through Winmark Enterprises Inc.'s website would damage customer confidence and result in a loss of e-business over its website. The websites of Winmark Enterprises Inc. may be sabotaged by computer hackers or subject to computer viruses. If its security systems fail, eliminating computer viruses and alleviating other security problems may require interruptions, delays or cessation of service to clients accessing its web sites that could have a material adverse effect on the business, results of operations and financial condition of Winmark Enterprises Inc.


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SCHEDULE  14C                 GROWTH MERGERS, INC.                       Page 5

After the distribution of the Spin-Off Shares, Winmark Enterprises Inc.'s
-------------------------------------------------------------------------
director, officer and principal shareholders will control a majority of its
---------------------------------------------------------------------------
common stock. Accordingly, investors will have little or no control over the
----------------------------------------------------------------------------
management of Winmark Enterprises Inc. or other matters requiring shareholder
-----------------------------------------------------------------------------
approval.
---------

After the distribution of the Spin-Off Shares, Winmark Enterprises Inc.'s director, officer and principal shareholders, in the aggregate, will beneficially own a majority of its outstanding common stock. As a result, they have the ability to control matters affecting minority shareholders, including the election of directors, the acquisition or disposition of assets, and the future issuance of shares. Because the director and officer and principal shareholders control Winmark Enterprises Inc., investors will not be able to replace them if they disagree with the way its business is being run.

There is no active trading market for the common stock of Winmark Enterprises
-----------------------------------------------------------------------------
Inc.
----

There is currently no active trading market for the common stock of Winmark Enterprises Inc., and such a market may not develop or be sustained.

Changes in laws and regulations regarding the dissemination of adult content may
--------------------------------------------------------------------------------
restrict the ability of Winmark Enterprises Inc. to sell or license its
-----------------------------------------------------------------------
products.
---------

While Winmark Enterprises Inc. has not been subject to any enforcement action to prohibit the dissemination of any of its content to its customers, many territories prohibit the dissemination of material defined as "obscene" or in similar terms. If a territory determines that the content of Winmark Enterprises Inc.'s websites is obscene according to their legal definition of that term, Winmark Enterprises Inc. may be prohibited from carrying on business in certain jurisdictions, and may be subject to criminal penalties. There can be no guarantee that Winmark Enterprises Inc. will not be faced with restrictions on carrying on all or part of its business in the future.

The adult entertainment industry is sensitive to economic conditions.
---------------------------------------------------------------------

The adult entertainment industry is sensitive to economic conditions. When economic conditions are prosperous, entertainment industry revenues increase; conversely, when economic conditions are unfavourable, entertainment industry revenues decline. While Winmark Enterprises Inc. believes that its low pricing strategies, distribution format, and marketing strategy mitigate, to some degree, the effects of an economic downturn, any significant decline in general corporate conditions or the economy that affect consumer spending could have a material adverse effect on the business of Winmark Enterprises Inc.

The intellectual property of Winmark Enterprises Inc. may not be adequately
---------------------------------------------------------------------------
protected.
----------

The domain names owned by Winmark Enterprises Inc. are critical to its success. Winmark Enterprises Inc. relies on a combination of confidentiality and non-disclosure agreements and contractual provisions to protect its intellectual property and future intellectual property. These efforts may not be adequate. Winmark Enterprises Inc. may not be able to secure appropriate registrations for all of its trademarks, and third parties may infringe upon or misappropriate its proprietary rights. Future litigation may be necessary to enforce and protect its intellectual property rights. Winmark Enterprises Inc. may also be subject to litigation to defend against claims of infringement of the rights of others or to determine the scope and validity of the intellectual property rights of others, which could be costly, divert management's attention, result in the loss of certain of its proprietary rights, require it to seek licenses from third parties and prevent it from selling its services, any one of which could have a material adverse effect on its business, results of operations and financial condition.

Winmark Enterprises Inc. faces potential liability for Internet content.
------------------------------------------------------------------------

Winmark Enterprises Inc. faces potential liability for negligence, copyright, patent, trademark infringement, defamation, indecency, disparagement and other claims based on the nature and content of the materials that it transmits. In addition, Winmark Enterprises Inc. could be exposed to liability with respect to the unauthorized duplication or transmission of content.

--------------------------------------------------------------------------------
SCHEDULE  14C                 GROWTH MERGERS, INC.                       Page 6

Winmark Enterprises Inc. may be impeded or prohibited from carrying on business
-------------------------------------------------------------------------------
by governmental regulation.
---------------------------

Few laws or regulations currently are directly applicable to access or commerce on the Internet. However, a number of legislative and regulatory proposals are under consideration by governments in jurisdictions in which Winmark Enterprises Inc. conducts business, and, as a result, a number of laws or regulations may be adopted with respect to Internet user privacy, taxation, infringement, pricing, quality of products and services and intellectual property ownership. It is also uncertain as to how existing laws will be applied to the Internet in areas such as property ownership, copyright, trademark, trade secret, obscenity and defamation. The adoption of new laws or the adaptation of existing laws to the Internet may decrease the growth in the use of the Internet, which could in turn decrease the demand for the online services of Winmark Enterprises Inc., increase the cost of doing business or otherwise have a material adverse effect on its business, results of operations and financial condition.

Provision of sexually explicit content may give Winmark Enterprises Inc. a bad
------------------------------------------------------------------------------
reputation in the investment community.
---------------------------------------

Because Winmark Enterprises Inc. is engaged in the business of providing sexually explicit products worldwide over the Internet, many people may regard its business as unwholesome. Certain investors, investment banking entities, market makers, lenders, and others in the investment community may refuse to participate in the market for Winmark Enterprises Inc.'s common stock, financings, or other activities due to the nature of its business.

Winmark Enterprises Inc. faces liability from the government, models and
------------------------------------------------------------------------
performers as a result of not adhering to laws and regulations relating to their
--------------------------------------------------------------------------------
activity.
---------

Federal and state governments, along with various religious and children's advocacy groups, consistently propose and pass legislation aimed at restricting provision of, access to, and content of adult entertainment. These groups also may file lawsuits against providers of adult entertainment, encourage boycotts against such providers, and mount negative publicity. Winmark Enterprises Inc.'s website content and the film, video and photo productions that comprise it are subject to various domestic and foreign regulations which govern the terms and conditions under which sexually explicit media productions may occur. If these laws are breached Winmark Enterprises Inc. may be subject to lawsuits and government prosecution, including criminal prosecution. Winmark Enterprises Inc. may also be subject to suits or other claims from models and performers if it does not obtain the appropriate releases or if such persons are minors.

Winmark Enterprises inc. is required by Section 78.7502 of the Nevada General
-----------------------------------------------------------------------------
Corporation Law to indemnify its officers and directors in certain circumstances
--------------------------------------------------------------------------------
for claims against them.
------------------------

Winmark Enterprises Inc. is required to indemnify its officers, directors, employees and agents against liability to the company in any proceeding in which such person wholly prevails on the merits. Generally, Winmark Enterprises Inc. may indemnify its officers and directors against such liability if the officer or director acted in good faith believing his or her actions to be in the best interests of the company. The Articles of Incorporation of Winmark Enterprises Inc. provide that a director or officer has no liability for monetary damages for breach of fiduciary duty unless such person committed fraud or engaged in intentional misconduct. These provisions may limit the recovery for any claims against Winmark Enterprises Inc.'s officers and directors.


PLAN OF OPERATIONS
------------------

During next 12 months, Winmark Enterprises Inc. intends to continue developing and marketing its network of websites. Winmark Enterprises Inc. currently has one full time employee and three part time employees working on these sites. Winmark Enterprises Inc. currently has two sites that are operational. They are www.insidedesire.com and www.insidehardcore.com. Winmark Enterprises Inc. has four other URLs which it owns and for which it has websites under development. These include: www.insideasians.com; www.insidestuds.com; www.insidefetish.com and www.insideteengirls.com.


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SCHEDULE  14C                 GROWTH MERGERS, INC.                       Page 7

Winmark Enterprises Inc. has retained Teleteria Inc. to provide it with a turnkey system and to provide content and hosting services. Teleteria is committed to provide website content and hosting services for a period of one year at $200 per month payable quarterly. Teleteria is an independent contractor to Winmark Enterprises Inc. and operates at arms length. Winmark Enterprises Inc. has retained Mr. Jay Servidio of Teleteria Inc. to provide ongoing marketing advice to Winmark Enterprises Inc. Winmark Enterprises Inc. anticipates that its website content and hosting costs will remain the same upon the expiration of the Teleteria contract because Winmark Enterprises Inc. will either retain Teleteria for the following year or contract with another provider for the same cost. Winmark Enterprises Inc. believes that Teleteria is a well-respected firm within the industry and has been in business for over 4 years. Winmark Enterprises Inc. is confident that Teleteria will be able to meet its obligations for the term of the contract. Teleteria was paid $4,000 in advance for construction of the www.insidedesire.com website, which is now complete and functional.

Winmark Enterprises intends to generate revenue from its websites primarily through membership fees and referral fees from exit traffic. Winmark Enterprises Inc. is engaging in numerous proven Internet adult marketing techniques such as the distribution of content through free websites, search engine registration, e-mailing and posting in news groups. For the most part, these are free or low cost marketing techniques, which the employees of Winmark Enterprises Inc. have significant expertise in.

Winmark Enterprises Inc. estimates that each website costs an average of $300 per month to operate. Winmark Enterprises Inc. intend to set its membership fees at an average of $29 per month. The referral fees will average $40 per signup referred. Accordingly, each operating website will only need 11 members to cover costs. Winmark has enrolled an average of 10 members collectively for its two currently operating websites. Winmark Enterprises Inc. is confident that with its marketing experience and the quality of its websites that it will be able to get each website the 11 members required to cover costs as well as additional revenue to cover its other anticipated monthly expenditures for an approximate total of $7,625 per month. Winmark Enterprises Inc. estimates that maintaining just 60 members per site plus 15 qualified referral signups per month will enable it to be a going concern. Attracting and retaining members as well as directing qualified referral traffic to sites that pay commissions on sign-ups referred are the key elements for Winmark Enterprises Inc. to achieve in order to continue as a going concern. Informal research by the Management of Winmark Enterprises Inc. shows that both the Internet usage by our key demographics as well as the general acceptance of the adult entertainment medium continue to grow. Despite the highly competitive nature of this market, the market's continued growth, combined with our marketing expertise in the area of online adult entertainment result in Winmark Enterprises Inc.'s confidence in its ability to attract and retain qualified members as well as attract and direct qualified traffic to sites which pay referral fees.


TARGET MARKET
-------------

Men between the ages of 18 and 34 represent a critical demographic group for online advertisers and merchants. College students, in particular, are an attractive demographic group for Internet advertisers and merchants. According to Jupiter Communications, 90% of U.S. college students are currently online, representing the highest Internet penetration rate of any age group. College students are also expected to increasingly use the Internet to purchase goods and services. According to Jupiter Communications, college students will spend $2.5 billion in 2002 to purchase goods and services over the Internet.

Adult entertainment in the United States is a $10 billion industry, according to Forrester Research. The Internet has helped the adult entertainment industry experience tremendous growth in usage and revenues. According to the spring 1999 Jupiter/NFO Consumer Survey, men spend, on average, 33% of their time online viewing adult content. Forrester Research estimates rapid growth in the years that follow. Adult content dominates the paid online content market, which includes subscription and pay-on-demand services, according to Datamonitor. Datamonitor estimates that $1.4 billion of the $2.0 billion in paid online content in 1999 was be attributable to adult content and $3.1 billion of the projected $5.4 billion of paid online content projected for 2003 will be attributable to adult content.







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






TECHNOLOGY
----------

Winmark Enterprises Inc.'s network systems consist of lightweight, low cost, Intel-based systems running Linux. Linux is a suitable operating system because it is freely distributed with no licensing cost, extremely efficient for web serving, scalable, and has numerous application developers contributing to it. Other technologies considered for Winmark Enterprises Inc.'s platform include Apache for web serving, MySQL for database storage and PERL/PHP for scripting language.

Currently, Winmark Enterprises Inc. has entered into an non-exclusive agreement with iBill , a third party billing management company. iBill enables users who are purchasing membership on one of Winmark Enterprises Inc.'s websites to pay by credit card online, by direct withdrawal from the users' checking accounts at the financial institutions and by calling a 900 number where the membership fee is added to the user's phone bill. Winmark Enterprises Inc. will decide in the near future whether it should be connecting directly to a credit card network in order to bypass the middle tier providers and significantly lower its transaction rates.

ANTICIPATED SOURCES OF REVENUE
------------------------------

Winmark Enterprises Inc. intends to earn revenues from the following sources through the operation of the existing websites and additional contemplated websites featuring adult content:

          (a)  Membership and associated fees;
          (b)  Usage fees;
          (c)  Advertising fees;
          (d)  E-commerce fees; and
          (e)  Pay-per-view events.

Winmark Enterprises Inc. has generated revenue in the amount of $1,027 from membership fees and associated fees for the fiscal year ended on July 31, 2002. In the next 12 months, Winmark Enterprises Inc. will continue to strive for extension of its revenue sources to other sources such as advertising fees and e-commerce fees.

COMPETITION
-----------

The primary competition for Winmark Enterprises Inc. is from other web-based providers of adult content, although it does compete with other formats, such as video, CD ROM and print, for the delivery of adult content. Many websites compete with Winmark Enterprises Inc. for visitors, subscribers, advertisers and e-commerce partners, and it expects this competition to increase in the future. Winmark Enterprises Inc. believes that the primary competitive factors in its markets include brand recognition, the quality of content and products, technology, pricing, ease of use, sales and marketing efforts and user demographics. Many of its competitors and potential new competitors may have greater financial, technical, marketing and distribution resources.

Competitors larger than Winmark Enterprises Inc. can spend more money on search engine marketing, which can attract more customers to their websites than Winmark Enterprises Inc. In addition, larger competitors have the resources to hire more personnel to develop and market their website. The more websites that a company can produce the greater competitor a company can become because it can create more traffic and create brand recognition.

Winmark Enterprises Inc. is a small adult entertainment provider that does not have the resources of other larger competitors such as Playboy or Private Media. However, Winmark Enterprises Inc. believes that it can compete with these large competitors and other small adult operators by keeping its costs low, developing websites in house and performing search engine marketing to drive market share to its websites.

GROWTH STRATEGY
---------------

Winmark Enterprise Inc. will continue to focus on growing www.insidedesire.com and www.insidehardcore.com through its contacts within the industry, internal marketing efforts as well as developing its other sites. Winmark Enterprises



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






Inc. intends to create a group of sites offering a wide range of content. Winmark Enterprises Inc. will then aggressively market these sites to both consumers as well as other adult site operators for potential affiliate relationships. In these types of relationships, site operators agree to share exit traffic from their sites and any resulting revenue from referral sales. The online adult entertainment market is characterized by a large number of profitable, small to mid-sized, privately owned operations with fragmented supply chains, and is therefore a textbook case for consolidation. Winmark Enterprises Inc. believes that the vast majority of these operations do not have exit strategies for their owners, and that many would consider selling their operations in exchange for shares in a well-recognized corporate entity. As one potential future growth strategy, Winmark Enterprises Inc. may consider acquiring established online adult entertainment websites or providers and consolidating suppliers, operations, management and human resources, as well as benefiting from economies of scale in supply, production and management.


DESCRIPTION OF PROPERTY
-----------------------

Winmark Enterprises Inc. rents its operating facilities located at suite 1901 - 1188 Quebec Street, Vancouver, British Columbia, Canada V6A 4B3. These facilities are provided to Winmark Enterprises Inc. at no charge by Mr. Barta and are located in his residence. This operating facility functions as Winmark Enterprises Inc.'s main operating facility.


DIRECTORS AND EXECUTIVE OFFICERS OF WINMARK ENTERPRISES INC.
------------------------------------------------------------

All directors of Winmark Enterprises Inc. hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. The officers of Winmark Enterprises Inc. are appointed by its Board of Directors and hold office until their death, resignation or removal from office. The sole director and executive officer, his age, positions held, and duration as such, are as follows:


======================================================================================

Name              Position Held with the Company     Age   Elected or Appointed
---------------   --------------------------------   ---   ---------------------------

Winston Barta     Director, President and            31    Director since 03/08/2001,
                  Secretary                                President and Secretary
                                                           since 03/20/2001.
======================================================================================

Business Experience
-------------------

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee, indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Winston Barta
-------------

Winmark Enterprises Inc. Director, President and Secretary 03/01 - present; Growth Mergers, Inc. President, Chief Executive Officer and Director 02/01 - present; GlobalMedia.com, Founding Partner, Director & Vice President of Business Development, 11/96 to 02/01; Starnet Communications, Vice President of Marketing, 07/95 to 07/96.

Mr. Barta has worked for several publicly traded Internet companies and was instrumental in both completing the public filings and securing financing for his previous venture, Globalmedia.com, GLMC. As the third founding partner and Vice President of Business Development for Globalmedia.com, Mr. Barta was the lead on completing all initial public filings and road show financing presentations as well as managing major strategic relationships and two multi-million dollar acquisitions. Mr. Barta also served as a Director from the time of the company's initial listing on the OTC:BB through its advancement to a National Market listing. Prior to working with Globalmedia.com, Mr. Barta was



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






Vice President of Marketing for Starnet Communications, SNMM, which specialized in online adult entertainment and marketing. While at Starnet, Mr. Barta was responsible for marketing and new business development for the online adult entertainment division as well as assisting in raising capital. Mr. Barta has a Bachelor of Commerce degree from Concordia University in Montreal and a Masters of Business Administration from Simon Fraser University in Vancouver.

EXECUTIVE COMPENSATION
----------------------

The following table summarizes the compensation awarded to, earned by, or paid to the President of Winmark Enterprises Inc. and other officers and directors who received annual compensation in excess of $100,000 during the fiscal year ended July 31, 2002.

SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------
                                                             Long Term                 Pay-
                              Annual Compensation            Compensation(1)           outs
                            -------------------------------  -----------------------  ----------------
                                                             Securities
                                                    Other    Under       Restricted
                                                    Annual   Options/    Shares or    LTIP  All Other
Name and Principal                                  Compen-  SAR's       Restricted   Pay-  Compen-
Position                     Year   Salary   Bonus  sation   Granted     Share Units  outs  sation
--------------------------  ------ -------- ------- -------  ----------  -----------  ----- ---------
Winston Barta                2002  $54,000    Nil     Nil       Nil           Nil     Nil     Nil
President and Secretary


Winmark Enterprises Inc. has not entered into any employment agreement or consulting agreement with its directors and executive officers. There are no arrangements or plans in which Winmark Enterprises Inc. provide pension, retirement or similar benefits for directors or executive officers. The directors and executive officers of Winmark Enterprises Inc. may receive stock options at the discretion of its board of directors in the future. Winmark Enterprises Inc. does not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to its directors or executive officers, except that stock options may be granted at the discretion of its board of directors.

Winmark Enterprises Inc. reimburses its directors for expenses incurred in connection with attending board meetings but did not pay director's fees or other cash compensation for services rendered as a director in the fiscal year ended July 31, 2002. Winmark Enterprises Inc. does not have a formal plan for compensating its directors for their service in their capacity as directors. Winmark Enterprises Inc. may grant to its directors in the future options to purchase shares of common stock as determined by its board of directors or a compensation committee which may be established in the future. Directors of Winmark Enterprises Inc. are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of its board of directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of Winmark Enterprises Inc. other than services ordinarily required of a director.


DESCRIPTION OF SECURITIES
-------------------------

The authorized capital stock of Winmark Enterprises Inc. consists of 25,000,000 shares of common stock, having a par value of $0.001 per share. As of December 3, 2002, there were issued and outstanding 11,673,500 shares of common stock and one holder of record. All outstanding shares of common stock are fully paid and non-assessable. Holders of the common stock are entitled to one vote per share on each matter submitted to vote at any meeting of shareholders. Holders of a majority of the outstanding shares of common stock will be able to elect the entire Board of Directors, if they choose to do so, in which event the holders of the remaining shares will be unable to elect directors. There are currently one (1) member on the Board of Directors. The By-Laws of Winmark Enterprises Inc. provide that the number of directors shall be not less than one (1) and no




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






more than three (3). The common stock has no preemptive or other subscription rights, has no conversion, redemption or retraction rights. Holders of shares of the common stock of Winmark Enterprises Inc. are also entitled to dividends in such amounts as may be determined in the absolute discretion of its Board of Directors from time to time. Holders of shares of Winmark Enterprises Inc.'s common stock are also entitled to receive pro rata its net assets in the event of liquidation, dissolution or winding-up or other distribution of assets among its stockholders.


LEGAL PROCEEDINGS
-----------------

Winmark Enterprises Inc. is not aware of any legal proceedings against it. Winmark Enterprises Inc. may be involved, from time to time, in various legal proceedings and claims incident to the normal conduct of its business.


INDEMNIFICATION OF DIRECTORS AND OFFICERS
-----------------------------------------

Winmark Enterprises Inc. is required to indemnify its officers, directors, employees and agents against liability to the company in any proceeding in which such person wholly prevails on the merits. Generally, Winmark Enterprises Inc. may indemnify its officers and directors against such liability if the officer or director acted in good faith believing his or her actions to be in the best interests of the company. The Articles of Incorporation of Winmark Enterprises Inc. provide that a director or officer has no liability for monetary damages for breach of fiduciary duty unless such person committed fraud or engaged in intentional misconduct. These provisions may limit the recovery for any claims against Winmark Enterprises Inc.'s officers and directors.


PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT
-----------------------------------------------------------

As of the Record Date, we had a total of 11,673,500 shares of Common Stock with a par value of $0.001 per share issued and outstanding. The following table sets forth, as of December 5, 2002, certain information as to shares of the Common Stock owned by (i) each person known by management to beneficially own more than 5% of the outstanding common stock, (ii) each of our directors, and (iii) all executive officers and directors of our corporation as a group:

                              AMOUNT AND NATURE                PERCENT OF
NAME AND ADDRESS           OF BENEFICIAL SHARES OWNED    OUTSTANDING OWNERSHIP
-----------------------    --------------------------    ---------------------

Winston Barta.(1)           5,000,000 Common Shares             47.6%

Dan MacMullin(2)            5,000,000 Common Shares             47.6%

Chad DeGroot(3)                10,000 Common Shares               *

Chase Norlin(4)                50,000 Common Shares               *

Rob Fuller(5)                 750,000 Common Shares             6.26%

Roger Williams(6)              10,000 Common Shares               *

Graham Hunter(7)               50,000 Common Shares               *

Directors and Executive    10,870,000 Common Shares               92%
Officers as a Group







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SCHEDULE  14C                 GROWTH MERGERS, INC.                       Page 12

(1) Mr. Winston Barta, of Vancouver, British Columbia, Canada, an officer and director of the Registrant owns his 5,000,000 common shares through Express Enterprises Ltd, a Nevis corporation.
(2) All of the issued and outstanding shares of IFG Investments Services Inc. are owned by IFG Trust Services Inc., which in turn is owned by International Financial Group Inc., a foreign reporting public company. Mr. Dan MacMullin, Senior Vice President, International Financial Group Inc. beneficially own 99% of International Financial Group, Inc.
(3) Mr. Chad DeGroot, Victoria, British Columbia, Canada is the Director of Technology for the Company.
(4)  Mr. Chase Norlin, Seattle, Washington, USA is a Director of the Company.
(5)  Mr. Rob Fuller, Nanaimo, British Columbia, Canada is Chief Financial
     Officer.
(6) Mr. Williams, Vancouver, British Columbia, Canada is the Director of Human Resources.
(7)  Mr. Graham Hunter, Los Gatos, California, USA is a Director of the Company.

* Less than 1%


DISSENTERS RIGHTS
-----------------

Under Nevada law, holders of our Common Stock are not entitled to dissenter's rights of appraisal with respect to the distribution of the Spin-off Shares by way of a dividend.


FINANCIAL AND OTHER INFORMATION
-------------------------------

For more detailed information on the distribution of the Spin-off Shares by way of a dividend and our corporation, including financial statements, you may refer to our Form 10-KSB and Form 10-QSB, filed with the SEC. Copies of these documents were mailed to all stockholders of our corporation. Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling our office at (604) 780-5654.


SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto authorized.

December 5, 2002

Growth Mergers, Inc.

By:      /s/ Winston Barta
         ------------------
         Winston Barta
         President, Director and Secretary









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